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                       FORETHOUGHT LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

We, the undersigned, hereby severally constitute and appoint Michael A. Reardon, Mary L. Cavanaugh, Sarah M. Patterson and Elizabeth L. Gioia, individually, and each of them singly, our true lawful attorneys, with full power to them and each of them to sign for us, and in our names and in any and all capacities, any and all initial filings to the Registration Statement on Form N-4 of Forethought
Life Insurance Company Separate Account A (811-22726) filed on or about July 17,
2015 under the Securities Act of 1933, with respect to the ForeInvestors Choice
Variable Annuity to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and with any other regulatory agency or state authority that may so require, granting unto said attorneys and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

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
/s/ Allan Levine
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Allan Levine                           Director (Chairman) and Chief Executive Officer                       July 17, 2015


/s/ John Graf
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John Graf                              Director (Non-Executive Vice Chairman)                                July 17, 2015


/s/ Gilles M. Dellaert
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Gilles M. Dellaert                     Director, Executive Vice President, and Chief Investment Officer      July 17, 2015


/s/ Nicholas H. von Moltke
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Nicholas H. von Moltke                 Director, Executive Vice President, and Chief Operating Officer       July 17, 2015


/s/ Hanben Kim Lee
------------------------------------
Hanben Kim Lee                         Director and Executive Vice President                                 July 17, 2015


/s/ Michael A. Reardon
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Michael A. Reardon                     Director and President                                                July 17, 2015


/s/ Eric D. Todd
------------------------------------
Eric D. Todd                           Director and Senior Vice President                                    July 17, 2015


/s/ Richard V. Spencer
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Richard V. Spencer                     Director                                                              July 17, 2015


/s/ Craig A. Anderson
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Craig A. Anderson                      Chief Financial Officer and Treasurer                                 July 17, 2015